Supplement Dated November 2, 2007
to the Prospectus of each Fund listed below:

BlackRock Developing Capital Markets Fund, Inc.
BlackRock Basic Value Fund, Inc.
BlackRock Global SmallCap Fund, Inc.
BlackRock International Value Trust
BlackRock Municipal Bond Fund, Inc.
BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc.


	Until December 3, 2007, the Prospectus of each fund listed above is supplemented as follows:

Until December 3, 2007, holders of Investor C and Investor C1 shares are eligible for the reinstatement privilege described in the last paragraph of the section entitled "Your Account - Pricing of Shares- Investor A Shares
- Initial Sales Charge Option". Effective December 3, 2007, as currently stated in the Prospectus, holders of Investor C and Investor C1 shares, as applicable, will not be eligible for the reinstatement privilege.


Code# REVC-PRO-1007